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                                                                    EXHIBIT 99.3

                             CERTIFICATE OF TRUST

                                       OF

                         APPLIED POWER CAPITAL TRUST II


         This Certificate of Trust of Applied Power Capital Trust II (the "Trust"), dated December 23, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)(S) 3801 et seq.).
               -------             -- ---

     1.  Name. The name of the business trust being formed hereby is Applied
         ----
Power Capital Trust II.

     2.  Delaware Trustee. The name and business address of the trustee of the
         -----------------
Trust with a principal place of business in the State of Delaware are as follows:

              First Chicago Delaware Inc.
              300 King Street
              Wilmington, Delaware 19801

     3.  Effective Date. This Certificate of Trust shall be effective
         ---------------
immediately upon its filing with the Secretary of State of the State of
Delaware.
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      IN WITNESS WHEREOF, the undersigned, being all of the trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.


                         The First National Bank of Chicago,
                         as Trustee

                               /s/  Sandra L. Caruba
                         By:  _____________________________
                         Name:      Sandra L. Caruba
                         Title:     Vice President


                         First Chicago Delaware Inc.,
                         as Trustee

                               /s/  Sandra L. Caruba
                         By:  _____________________________
                         Name:      Sandra L. Caruba
                         Title:     Vice President


                            /s/ Richard G. Sim
                         ------------------------------
                         Richard G. Sim, as Trustee


                            /s/ Robert C. Arzbaecher
                         -------------------------------
                         Robert C. Arzbaecher, as Trustee

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